Exhibit 99.04

                       GE CAPITAL MORTGAGE SERVICES, INC.
                           DISTRIBUTION DATE STATEMENT
                                 February, 2001
           Series 2000-02, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of January 1, 2000 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     Weighted average coupon                        %                8.370335
                                                      ------------------------
     Weighted average maturity                                         340.94
                                                      ------------------------

A.       Amount of distribution allocable to principal and interest:
         The amounts below are for a Single Certificate of $1,000:
      1.
                            Principal
          Principal Per   Prepayments Per  Interest Per
   Class   Certificate      Certificate     Certificate    Payout Rate
   -----   -----------      -----------     -----------    -----------
     PO   $ 17.01205623  $   16.20472894  $   0.00000000   %0.00000000
     A1   $ 28.09238274  $   27.27039165  $   5.63464749   %7.75000001
     A2   $  0.00000000  $    0.00000000  $   6.45833307   %7.74999969
     A3   $  0.72817810  $    0.70687146  $   6.39401510   %7.75000019
     S    $  0.00000000  $    0.00000000  $   0.42868009   %0.57364714
     M    $  0.72937744  $    0.00000000  $   6.40454623   %7.74999911
     B1   $  0.72937767  $    0.00000000  $   6.40454632   %7.74999923
     B2   $  0.72937698  $    0.00000000  $   6.40454593   %7.74999874
     B3   $  0.72938242  $    0.00000000  $   6.40454869   %7.75000205
     B4   $  0.72936864  $    0.00000000  $   6.40454175   %7.74999366
     B5   $  0.66137859  $    0.00000000  $   5.80749906   %7.75000358
     R    $  0.00000000  $    0.00000000  $   0.00000000   %0.00000000

     2.        Unanticipated Recoveries:                 $                 0.00
                                                                 ---------------

B.       Accrual Amount
        1.
                          Accrual Amount
     Class
     N/A               $       N/A

        2. The amount of servicing compensation received by the Company during the month preceding the month of distribution:
                                                              $       28,299.07
                                                                    ------------

C. The amounts below are for the aggregate of all Certificates:

        1.     The Pool Scheduled Principal Balance:          $  124,063,976.79
                                                                 ---------------

        2.     The aggregate number of Mortgage Loans included in the Pool
               Scheduled Principal Balance set forth above:                 924
                                                                 ---------------
        3.
     Beginning Aggregate Class   Ending Aggregate       Ending
       Certificate Principal    Class Certificate Single Certificate
Class         Balance           Principal Balance       Balance         Cusip
-----         -------           -----------------       -------         -----
PO   $            1,170,291.12  $   1,148,365.00  $          890.99  GEC0002PO
A1   $           88,727,594.16  $  85,870,655.02  $          844.37  36157BAP5
A2   $           12,712,000.00  $  12,712,000.00  $        1,000.00  36157BAQ3
A3   $           12,585,401.50  $  12,576,144.91  $          989.31  36157BAR1
S    $           95,668,937.46  $  93,625,660.07  $          877.59  GEC00002S
M    $            5,845,905.19  $   5,841,605.51  $          990.94  36157BAT7
B1   $            2,087,469.11  $   2,085,933.77  $          990.94  36157BAU4
B2   $            1,878,226.37  $   1,876,844.93  $          990.94  36157BAV2
B3   $              834,987.65  $     834,373.51  $          990.94  36157BAW0
B4   $              486,910.85  $     486,552.72  $          990.94  36157BAX8
B5   $              631,966.16  $     631,501.34  $          898.56  36157BAY6
R    $                    0.00  $           0.00  $            0.00  36157BAS9

D. The aggregate number and aggregate Principal Balances of Mortgage Loans which, as of the close of business on the last day of the month preceding the related Determination Date, were delinquent:

        1.   30-59 days
             Number             13       Principal Balance    $    1,772,740.34
                                --------                           -------------
        2.   60-89 days
             Number             4        Principal Balance    $      368,174.30
                                --------                           -------------
        3.   90 days or more
             Number             5        Principal Balance    $      545,675.61
                                --------                           -------------
        4.   In Foreclosure
             Number             1        Principal Balance    $      152,515.54
                                --------                           -------------
        5.   Real Estate Owned
             Number             0        Principal Balance    $            0.00
                                --------                           -------------

       6. The Scheduled Principal Balance of any Mortgage Loan replaced pursuant to the Pooling And Servicing Agreement:
                                                              $           0.00
                                                                   ------------

E.      Other Information:

        1.    Special Hazard Loss Amount:                     $    1,996,611.00
                                                                 ---------------

        2.    Bankruptcy Loss Amount:                         $      135,000.00
                                                                 ---------------

        3.    Fraud Loss Amount:                              $    2,806,815.00
                                                                 ---------------

        4.    Certificate Interest Rate of the Class S Certificate: %0.00000000
                                                                     -----------